Fees Summary	Sep. 20, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,000,000,000.00
Total Fee Amount	1,217,700.00
Total Offset Amount	0.00
Net Fee	$ 1,217,700.00